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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 12, 2004

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                          FIRST SENTINEL BANCORP, INC.
             (Exact name of registrant as specified in its charter)

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           Delaware                       000-23809               22-3566151
(State or other jurisdiction of       (Commission File          (IRS Employer
incorporation or organization)             Number)           Identification No.)

           1000 Woodbridge Center Drive, Woodbridge, New Jersey 07095 (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (732) 726-9700

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Items 1 through 4, 6, 8, 9, 10, 11 and 12. Not Applicable.

Item 5. Other Events and Required FD Disclosure.

      On July 12, 2004, First Sentinel Bancorp, Inc. ("First Sentinel") and Provident Financial Services, Inc. ("Provident") issued a press release announcing the merger consideration election, allocation and proration results.

      The joint press release issued by Provident and First Sentinel is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. financial statements and exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits

            The following Exhibits are filed as part of this Report:

            Exhibit No.     Description
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               99.1         Press Release, dated July 12, 2004, announcing the
                            merger consideration election, allocation and proration results.


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                                    signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    FIRST SENTINEL BANCORP, INC.
                                                    ----------------------------
                                                    By: /s/ Christopher Martin
                                                        Christopher Martin
                                                        President and
                                                        Chief Executive Officer

Dated: July 12, 2004


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                                  EXHIBIT INDEX

 Exhibit Number   Description
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      99.1        Press Release, dated July 12, 2004, announcing the merger
                  consideration election, allocation and proration results.


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